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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 16, 2005

                          NORTHFIELD LABORATORIES INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    000-24050                36-3378733
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

                               1560 SHERMAN AVENUE
                                   SUITE 1000
                          EVANSTON, ILLINOIS 60201-4800
              (Address of Principal Executive Offices and Zip Code)

                                 (847) 864-3500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     [ ]

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 16, 2005, Northfield Laboratories Inc., a Delaware corporation (the "Company"), entered into separate Severance Protection Agreements, in substantially the same form, with each of the following executive officers of the Company:

     Marc D. Doubleday       --         Vice President and General Manager
     Eva C. Essig, PhD.      --         Vice President Regulatory Affairs and
                                         Quality
     George C. Hides         --         Vice President Clinical Operations
     Robert L. McGinnis      --         Vice President Planning and Resource
                                         Development
     Laurel A. Omert, M.D.   --         Chief Medical Officer
     Sophia T. Twaddell      --         Vice President Corporate Communications

     The Severance Protection Agreements are being implemented now for the recently hired executives, Drs. Essig and Omert and Mr. Hides, and for uniformity replace similar agreements that were previously entered into with Mr. Doubleday, Mr. McGinnis and Ms. Twaddell. The purpose of the Severance Protection Agreements is to permit the Company to recruit and retain the services of key executives and to ensure the continued dedication and efforts of these executives in the event of the threat or occurrence of a change in control of the Company without undue concern for their personal financial and employment security.

     The term of the Severance Protection Agreements began effective April 14, 2005 and will continue in effect until April 14, 2007. Beginning on April 14, 2007 and on each April 14 thereafter, the term of each Severance Protection Agreement will automatically be extended for one year unless either the Company or the executive gives written notice to the other at least 90 days prior to such date that the term of the agreement will not be so extended. The term of the Severance Protection Agreements will in any case not expire prior to the expiration of 24 months after the occurrence of a change in control of the Company (as defined in the Severance Protection Agreement).

     Each Severance Protection Agreement provides that if, during the term of the agreement, the executive's employment with the Company is terminated within 24 months following a change in control of the Company, the executive will be entitled to the following compensation and benefits:

     - if the executive's employment with the Company is terminated (i) by the Company for cause or disability (in each case as defined in the Severance Protection Agreement), (ii) by reason of the executive's death or (iii) by the executive other than for good reason (as defined in the Severance Protection Agreement), the Company will pay to the executive all compensation, including all accrued vacation pay, earned by the executive through and including the effective date of the termination of the executive's employment;

     - If the executive's employment with the Company is terminated for any reason other than as specified above, the executive will be entitled to the following:

          - the Company will pay the executive all compensation, including all accrued vacation pay, earned by the executive through and including the effective date of the termination of the executive's employment;

          - the Company will pay the executive as severance pay, and in lieu of any further compensation for periods subsequent to the effective date of the termination of the executive's employment, in a single payment an amount in cash equal to one times the average of the executive's annual base salary for the Company's two most recently completed fiscal years preceding the termination date;

          - for a period of 12 months, subject to certain limitations, the Company will at its expense continue on behalf of the executive and the executive's dependents and beneficiaries the medical, dental and hospitalization benefits provided (i) to the

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               executive at any time during the 180-day period prior to the change in control of the Company or at any time thereafter or
               (ii) to other similarly situated executives who continue in the employ of the Company during the continuation period; and

          - all stock options issued by the Company to the executive will become fully vested and the executive will be permitted to exercise such stock options at any time during the remaining exercise period applicable to such stock options (without giving effect to any requirement that such stock options be exercised within a specified period following the termination of the executive's employment with the Company).

          The Company is required to make the foregoing payments through a single lump sum cash payment by the Company to the executive within five days after the effective date of the termination of the executive's employment. The executive is not required to mitigate the amount of any payment provided for in the Severance Protection Agreement by seeking other employment or otherwise, and no payment under the Severance Protection Agreement will be offset or reduced by the amount of any compensation or benefits provided to the executive in any subsequent employment except as otherwise specifically provided in the Severance Protection Agreement.

          The Severance Protection Agreements provide that change in control of the Company will be deemed to occur upon the occurrence of a transaction or event of a nature required to be reported as a change in control pursuant to SEC Form 8-K and that, without limitation, a change in control of the Company will be deemed to have occurred if:

      - there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets;

      - the stockholders of the Company approve any plan or proposal of liquidation or dissolution of the Company;

      - there is consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have, directly or indirectly, at least an 80% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger;

      - any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding voting securities ordinarily having the right to vote for the election of directors, except that no change in control will be deemed to occur as a result of any acquisition of voting securities directly from the Company (or as a result of the exercise, conversion or exchange of any securities acquired directly from the Company) if the transaction pursuant to which such voting securities or exercisable, convertible or exchangeable securities are issued is approved by vote of at least three-quarters of the directors comprising the incumbent board of directors of the Company; or

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     -    subject to certain exceptions, the individuals who, as of the date of the Severance Protection Agreements, constitute the Company's board of directors cease for any reason to constitute a majority of the board.

     The Severance Protection Agreements provide that the agreements are not intended to provide the executives with any severance or other rights prior to the occurrence of a change in control of the Company or provide the executives with any right of continuing employment with the Company or otherwise modify the "at will" employment relationship between the Company and the executives.

     The foregoing description of the Severance Protection Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Severance Protection Agreements, the form of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.               Description
          -----------               -----------
          10.1                      Form of Severance Protection Agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 19, 2005                        NORTHFIELD LABORATORIES INC.

                                             By: /s/ Jack J. Kogut
                                                -----------------------------
                                                   Jack J. Kogut
                                                   Senior Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

          EXHIBIT NO.                             DESCRIPTION
          -----------                             -----------
          10.1                      Form of Severance Protection Agreement